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                                                                   EXHIBIT 10.14

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS WARRANT AND SUCH UNDERLYING SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IN THE ABSENCE OF COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IN NOT REQUIRED AND SUCH FOREIGN JURISDICTION LAWS HAVE BEEN SATISFIED.


                               HAHT COMMERCE, INC.


                             STOCK PURCHASE WARRANT

     This Warrant is issued as of this 31st day of October 2000, by HAHT COMMERCE, INC., a Delaware corporation (the "Company"), to HAHT ASIA, INC., a California corporation, or permitted assigns (the "Holder")

     1.   Issuance of Warrant; Term; Price; Escrow.
          ----------------------------------------

          1.1 Issuance. Subject to the terms hereinafter set forth, the Company
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hereby grants to Holder the right to purchase 150,000 shares of Common Stock of the Company (the "Warrant Stock").

          1.2 Term; Vesting. This Warrant shall be exercisable at any time and
              -------------
from time to time for five (5) years after the date hereof.

          1.3. Exercise Price. The exercise price (the "Warrant Price") per
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share for which all or any of the shares of Warrant Stock may be purchased pursuant to the terms of this Warrant shall be $2.50.

          1.4 Escrow. The Seller agrees that this Warrant and the Warrant Stock
              ------
shall be held by the Company in escrow until the later of the first anniversary of the Closing Date or one hundred eighty (180) days after the completion of a public offering of stock by the Company on a recognized exchange or market, pursuant to the terms of the Asset Purchase Agreement between the Company and Holder dated as of the date hereof.

     2. Adjustment of Warrant Price, Number and Kind of Shares. The Warrant
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Price and the number and kind of securities issuable upon the exercise of this
Warrant shall be subject to adjustment from time to time and the Company agrees to provide notice upon the happening of certain events as follows.

          2.1 Dividends in Stock Adjustment. In case at any time or from time to
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time on or after the date hereof the holders of the Common Stock of the Company
(or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefor, other or additional securities or other property (other than cash) of the Company by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this subsection 2.1 and subsections 2.2 and 2.3 of this Section 2.
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          2.2 Reclassification or Reorganization Adjustment. In case of any
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reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in subsections 2.1, 2.2 and 2.3 of this Section 2.

          2.3 Stock Splits and Reverse Stock Splits. If at any time on or after
              -------------------------------------
the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

     3. No Fractional Shares. No fractional shares of Warrant Stock will be
        --------------------
issued in connection with any subscription hereunder. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Warrant Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

     4. No Shareholder Rights. This Warrant as such shall not entitle its holder
        ---------------------
to any of the rights of a shareholder of the Company until the holder has exercised this Warrant in accordance with Section 6 or Section 7 hereof.

     5. Reservation of Stock. The Company covenants that during the period this
        --------------------
Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock upon the exercise of this Warrant.

     6. Exercise of Warrant. This Warrant may be exercised by Holder by the
        -------------------
surrender of this Warrant at the principal office of the Company, accompanied by payment in full of the purchase price of the shares purchased thereby, as described above. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person or entity entitled to receive the shares or other securities issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable, the Company shall issue a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The shares of Warrant Stock issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable.

     7. Right to Convert Warrant for Stock.
        ----------------------------------

        7.1 Right to Convert. In addition to and without limiting the rights of
            ----------------
the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion hereof (the "Conversion Right") into shares
                                                 ----------------
of Warrant Stock as provided in this Section 7, subject to the restrictions set forth in subsection 7.3 hereof. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted
                                                                       ---------
Warrant Shares"), the Company shall deliver to the Holder (without payment by
--------------
the Holder of any cash or other consideration) that number of shares of Warrant Stock equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection 7.2 hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (y) the fair market value of one share of Warrant Stock on the Conversion Date (as herein defined). No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as herein defined).

          7.2 Method of Exercise. The Conversion Right may be exercised by the
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Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant that are being surrendered (referred to in subsection 7.1 hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective immediately prior to the expiration of this Warrant (the "Conversion Date"). Certificates for the shares of Warrant Stock
              ---------------
issuable upon exercise of the Conversion Right (or any other securities deliverable in lieu thereof under subsection 2.1) shall be issued as of the Conversion Date and shall be delivered to the Holder immediately following the Conversion Date.

          7.3 Restrictions on Conversion Right. In the event that the Conversion
              --------------------------------
Right contained herein would, at any time this Warrant remains outstanding, be deemed by the Company's independent certified public accountants to trigger a charge to the Company's earnings for financial reporting purposes, then the Conversion Right shall automatically terminate, and the Company shall promptly provide written notice to the Holder of such adverse accounting treatment and termination.

     8. Certificate of Adjustment. Whenever the Warrant Price or number or type
        -------------------------
of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

     9. Notice of Proposed Transfers. Neither this Warrant nor the Warrant Stock
        ----------------------------
shall be transferable while subject to escrow referred to in Section 1.4. Prior to any proposed transfer of this Warrant or the shares of Warrant Stock received on the exercise of this Warrant (the "Securities"), unless there is in effect a
                                      ----------
registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the proposed transfer, the Holder thereof shall give
 --------------
written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by either
(i) an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Securities Exchange Commission (the "Commission") to the effect that the transfer of such Securities
                 ----------
without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of the Securities shall be entitled to transfer the Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided,
                                                                --------
however, no such registration statement or opinion of counsel shall be necessary
-------
for a transfer by a Holder to any affiliate of such Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original Holder hereunder. Each certificate evidencing the Securities transferred as above provided shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company such legend is not required in order to establish compliance with any provisions of the Securities Act.

     10. Replacement of Warrants. Upon receipt by the Company of evidence
         -----------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant, and in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant if mutilated, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     11. Miscellaneous. This Warrant shall be governed by the laws of the State
         -------------
of North Carolina. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing, and if mailed shall be deemed given three days after deposit in the U.S. Mail.

     12. Taxes. The Company shall pay all issue taxes and other governmental
         -----
charges (but not including any income taxes of a Holder) that may be imposed in respect of the issuance or delivery of the shares of Warrant Stock or any portion thereof.

     13. Amendment. Any term of this Warrant may be amended with the written
         ---------
consent of the Company and the Holder.



                  [Remainder of Page Intentionally Left Blank]
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     IN WITNESS WHEREOF, the undersigned officer of the Company has set his hand as of the date first above written.

                                     HAHT COMMERCE, INC.


                                     By:
                                          --------------------------------------
                                              President